Exhibit 99.1

Smucker Announces Commencement of Procter & Gamble’s Folgers Exchange Offer

Orrville, Ohio, October 8, 2008 — The J.M. Smucker Company (NYSE: SJM) today announced that the Procter & Gamble Company (NYSE: PG) has commenced an exchange offer for P&G common stock in connection with the previously announced merger of P&G’s Folgers coffee subsidiary with Smucker. In the exchange offer, P&G shareholders have the option to exchange some, none or all of their shares of P&G common stock for shares of Folgers common stock. Following the merger, each share of Folgers common stock will automatically convert into the right to receive one Smucker common share. The Smucker common shares issued in the Folgers merger are expected to represent approximately 53.5 percent of the Smucker common shares that will be outstanding after the merger.

The exchange offer is designed to permit P&G shareholders to exchange their shares of P&G common stock for shares of Folgers common stock at a discount of 12 percent, with the price of Folgers common stock established by P&G as described below, subject to a limit of 1.7213 shares of Folgers common stock per share of P&G common stock. P&G will determine the prices at which shares of P&G common stock and shares of Folgers common stock will be exchanged by reference to the simple arithmetic average of the daily volume-weighted average prices of shares of P&G common stock and Smucker common shares, respectively, on the New York Stock Exchange during a period of three consecutive trading days ending on and including the second trading day preceding the last day of the exchange offer. The final exchange ratio showing the number of shares of Folgers common stock (which will immediately be converted, on a one for one basis, into the right to receive Smucker common shares) that P&G shareholders participating in the exchange offer will receive for each share of P&G common stock accepted for exchange will be announced by news release no later than 9:00 a.m., New York City time, on November 4, 2008 (unless the exchange offer is extended).

The exchange is expected to be tax-advantaged to P&G and P&G shareholders for U.S. federal income tax purposes. The exchange offer will expire at 12:00 midnight, New York City time, on November 5, 2008, unless extended, and will immediately be followed by the closing of the merger of Folgers and the Smucker subsidiary. The transactions are subject to customary closing conditions, including Smucker shareholder approval and a minimum tender condition. As a result of the exchange offer, the number of outstanding shares of P&G common stock will be reduced.

P&G expects that approximately 63 million shares of Folgers common stock will be offered in exchange for shares of P&G common stock. The exchange offer will be subject to proration if it is over-subscribed, and the number of shares of P&G common stock accepted in the exchange offer may be less than the number of shares of P&G common stock tendered.

If the exchange offer is consummated but not fully subscribed, P&G will distribute all of the shares of Folgers common stock it continues to own as a pro rata dividend to all P&G shareholders whose shares of P&G common stock remain outstanding and have not been accepted for exchange in the exchange offer.

About The J. M. Smucker Company

The J. M. Smucker Company is the leading marketer and manufacturer of fruit spreads, peanut butter, shortening and oils, ice cream toppings, sweetened condensed milk, and health and natural foods beverages in North America. Its family of brands includes Smucker’s(R), Jif(R), Crisco(R), Pillsbury(R), Eagle Brand(R), R.W. Knudsen Family(R), Hungry Jack(R), White Lily(R) and Martha White(R) in the United States, along with Robin Hood(R), Five Roses(R), Carnation(R), Europe’s Best(R) and Bick’s(R) in Canada. The Company remains rooted in the Basic Beliefs of Quality, People, Ethics, Growth and Independence established by its founder and namesake more than a century ago. Since 1998, the Company has appeared on FORTUNE Magazine’s annual listing of the 100 Best Companies to Work For in the United States, ranking number one in 2004. For more information about the Company, visit www.smuckers.com.

The J. M. Smucker Company is the owner of all trademarks, except Pillsbury is a trademark of The Pillsbury Company, used under license and Carnation is a trademark of Societe des Produits Nestle S.A., used under license.

The J. M. Smucker Company Forward-Looking Language

This press release contains forward-looking statements that are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by those forward-looking statements. You should understand that the risks, uncertainties, factors and assumptions listed and discussed in this press release, including the following important factors and assumptions, could affect the future results of Smucker following the transactions between The Procter & Gamble Company (“P&G”) and Smucker (the “Transactions”) and could cause actual results to differ materially from those expressed in the forward-looking statements: (i) volatility of commodity markets from which raw materials, particularly corn, wheat, soybean oil, milk and green coffee beans, are procured and the related impact on costs; (ii) the successful integration of P&G’s coffee business (the “Coffee Business”) with Smucker’s business, operations and culture and the ability to realize synergies and other potential benefits of the Transactions within the time frames currently contemplated; (iii) crude oil price trends and their impact on transportation, energy, and packaging costs; (iv) the ability to successfully implement price changes; (v) the success and cost of introducing new products and the competitive response; (vi) the success and cost of marketing and sales programs and strategies intended to promote growth in Smucker’s businesses, which will include the Coffee Business after the completion of the Transactions; (vii) general competitive activity in the market, including competitors’ pricing practices and promotional spending levels; (viii) the concentration of certain of Smucker’s businesses, which will include the Coffee Business after the completion of the Transactions, with key customers and the ability to manage and maintain key customer relationships; (ix) the loss of significant customers or a substantial reduction in orders from these customers or the bankruptcy of any such customer; (x) changes in consumer coffee preferences, and other factors affecting the Coffee Business, which will represent a substantial portion of Smucker’s business after the completion of the Transactions; (xi) the ability of Smucker and Folgers to obtain any required financing; (xii) the timing and amount of Smucker’s capital expenditures, restructuring, and merger and integration costs; (xiii) the outcome of current and future tax examinations and other tax matters, and their related impact on Smucker’s tax positions; (xiv) foreign currency and interest rate fluctuations; (xv) other factors affecting share prices and capital markets generally; and (xvi) the other factors described under “Risk Factors” in the registration statements filed by The Folgers Coffee Company (“Folgers”) and Smucker with the Securities and Exchange Commission and in the other reports and statements filed by Smucker with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and the definitive proxy materials prepared in connection with the Folgers transaction.

You are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made, when evaluating the information presented in this press release. None of Smucker, Folgers, P&G or any of their respective advisors assumes any obligation to update or revise these forward- looking statements to reflect new events or circumstances

Additional Information

Smucker and Folgers have filed registration statements with the U. S. Securities and Exchange Commission (“SEC”) registering the shares of Folgers common stock and Smucker common shares to be issued to P&G shareholders in connection with the Folgers transaction. Smucker has also filed a definitive proxy statement with the SEC that has been sent to the shareholders of Smucker. In connection with the exchange offer for the shares of common stock of Folgers, P&G filed on October 8, 2008 a tender offer statement with the SEC. P&G shareholders are urged to read the prospectus included in the registration statements, the tender offer statement and any other relevant documents, because they contain important information about Smucker, Folgers and the proposed transaction. The proxy statement, prospectus, tender offer statement and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. The documents can also be obtained free of charge from P&G upon written request to The Procter and Gamble Company, Shareholder Services Department, P.O. Box 5572, Cincinnati, Ohio 45201-5572 or by calling (800) 742-6253, or from Smucker upon written request to The J. M. Smucker Company, Shareholder Relations, Strawberry Lane, Orrville, Ohio 44667 or by calling (330) 684-3838.

This communication is not a solicitation of a proxy from any security holder of Smucker and shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. However, P&G, Smucker and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of The J. M. Smucker Company may be found in its 2008 Annual Report on Form 10-K filed with the SEC on June 27, 2008, and its definitive proxy statement relating to its 2008 Annual Meeting of Shareholders filed with the SEC on July 14, 2008. Information about the directors and executive officers of The Procter & Gamble Company may be found in its 2008 Annual Report on Form 10-K filed with the SEC on August 28, 2008, and its definitive proxy statement relating to its 2008 Annual Meeting of Shareholders filed with the SEC on August 29, 2008.

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